SUPPLEMENT DATED JANUARY 25, 2011

FIRST INVESTORS INCOME FUNDS AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2010
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2010
FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2010

This Supplement replaces and supersedes the Supplement dated November 22, 2010

On January 19, 2011, The Independent Order of Foresters (“Foresters”) completed its acquisition of First Investors Consolidated Corporation (“FICC”), the parent company of First Investors Management Company, Inc. (“FIMCO”), First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”), which will continue to serve as the adviser, principal underwriter and transfer agent, respectively, of the First Investors Funds.

Christopher H. Pinkerton, President of Foresters’ US Division, has assumed the positions of President of the First Investors Funds, FICC, FIMCO and ADM and Chairman of FIC. Mr. Pinkerton also serves as a Trustee on the Board of Trustees of the First Investors Funds and as a Director of certain First Investors affiliated companies.

P0111

SUPPLEMENT DATED JANUARY 25, 2011

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2010

A.	The information below replaces the information in the Interested Trustee table in Part-I on page I-5 under the heading “MANAGEMENT OF THE FUNDS”:

INTERESTED TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Trusteeship/ Directorships Held
Christopher H. Pinkerton** 1/27/58	Trustee and President since 1/19/2011
President and Director of First Investors Consolidated Corporation, First Investors Management Company, Inc. and Administrative Data Management Corp. since 1/19/2011; Chairman and Director of First Investors Corporation since 1/19/2011; Director of First Investors Life Insurance Company since 1/19/2011; President, US Division, The Independent Order of Foresters, Chairman, Foresters Equity Services (broker-dealer), Chairman, Foresters Financial Partners (independent marketing organization) since 2005; Senior Vice President, Foresters North American Sales and Marketing (2005-2007); President and CEO, USAllianz Investor Services (variable insurance); and Chairman, President and CEO, USAllianz Investment Advisor (investment adviser) (1999-2005)
			38	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** Effective January 19, 2011, Mr. Pinkerton became a Trustee of the Funds.  He is an interested Trustee because he is an officer of the Adviser.

B.	The first and sixth paragraphs in Part-II on page II-19 under the heading “MANAGEMENT OF THE FUNDS” are deleted in their entirety and replaced with the following:

1.
Investment advisory services to each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 110 Wall Street, New York, NY 10005.  FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FICC is a subsidiary of the Independent Order of Foresters (“Foresters”), a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

2.
Foresters owns all of the voting common stock of FICC, the parent company of FIMCO, First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”) and therefore, Foresters controls each of these FICC affiliated companies.

EFSAI0111